INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2019
Finite-Lived Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET
NOTE 9	-	INTANGIBLE ASSETS, NET

	US dollars
	December 31,	Year ended December 31,				December 31,
	2018	2019				2019
(in thousands)	Opening balance	Impairment (*)	Amortization (**)	Additions	Translation differences	Closing balance
Costumer relationship	24,133	(10,914)	(4,112)	-	-	9,107
Technology	10,692	(2,948)	(2,422)	4,751	14	10,087
Others	4,215	-	(1,229)	1,333	(158)	4,161
	39,040	(13,862)	(7,763)	6,084	(144)	23,355

(*)  Due to the decline in the results of Road Track (See Note 3) and the current expectation of management for further potential decrease in Road Track anticipated performance, the company performed on December 31, 2019, an impairment analysis of the intangible assets which relate directly to the operation of Road Track. Based on such analysis the company recorded an impairment charge further described below:

In order to determine the fair value of such intangible assets, the Company, based on a valuation performed by the management, with the assistance of a third party appraiser, utilized the Discounted Cash Flow (DCF) method under the Income Approach.  Accordingly, certain assumptions and judgments were made in order to determine the future cash flow that expected to be generated from each intangible asset.

As a result of the above, the Company recorded, an impairment loss in an amount of US$ 10,914 thousand, with respect to Costumer relationship and an amount of US$ 2,948 thousand, with respect to Technology. totaling an aggregate impairment charge of US$ 13,862, that was recorded under "impairment of intangible assets and other expenses" in the consolidated statement of income.

(**) As of December 31, 2019, the estimated aggregate amortization of intangible assets for the next five years is as follows: 2020- US$ 5,260 thousand, 2021- US$ 5,260 thousand, 2022- US$ 5,260 thousand, 2023- US$ 3,382 thousand and 2024 – US$ 2,513 thousand.
See also Note 1N.